UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2016

THE TJX COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-4908	04-2207613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701

(Address of principal executive offices) (Zip Code)

(508) 390-1000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 7, 2016, The TJX Companies, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule 1 thereto, relating to the issuance and sale of $1,000,000,000 aggregate principal amount of 2.250% notes due 2026 of the Company (the “Notes”).

The Notes were registered pursuant to an automatically effective shelf registration statement on Form S-3 under the Securities Act of 1933, as amended (Registration Statement No. 333-213521) (the “Registration Statement”) that was filed with the Securities and Exchange Commission on September 7, 2016. The Notes will be issued pursuant to a base indenture, as supplemented by a first supplemental indenture, in each case to be executed by and between the Company and U.S. Bank National Association, as trustee. The Company is expected to complete the issuance and sale of the Notes on or about September 12, 2016, subject to the satisfaction of customary closing conditions.

In order to furnish certain exhibits for incorporation by reference into the Registration Statement, the Company is filing the Underwriting Agreement and the opinion of Ropes & Gray LLP relating to the validity of the Notes as Exhibits 1.1 and 5.1, respectively, to this Current Report on Form 8-K. Certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

No.	Description
1.1	Underwriting Agreement, dated as of September 7, 2016, by and among The TJX Companies, Inc., as issuer, and Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule 1 thereto.
5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.
23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).
99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.

Date: September 9, 2016	By:	/s/ Ann McCauley
	Name:	Ann McCauley
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

No.	Description
1.1	Underwriting Agreement, dated as of September 7, 2016, by and among The TJX Companies, Inc., as issuer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule 1 thereto.
5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.
23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).
99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.